Exhibit 10.4

SECOND AMENDMENT TO

THE FARMERS NATIONAL BANK OF EMLENTON

GROUP TERM CARVE-OUT PLAN

BY THIS SECOND AMENDMENT, The Farmers National Bank of Emlenton Group Term Carve-Out Plan (the “Plan”) is hereby amended effective as of March 23, 2022.

WHEREAS, The Farmers National Bank of Emlenton (the “Bank”) adopted the Plan with an original effective date of October 1, 2002, which was subsequently amended as of May 13, 2003;

WHEREAS, the Plan provides for continued coverage for life if a participant is employed on the date of a Change in Control (as defined in the Plan), and the Bank desires to eliminate this lifetime benefit;

WHEREAS, Section 11.1 of the Plan provides that the Bank may amend or terminate the Plan at any time prior to a Change in Control; and

WHEREAS, the Board of Directors of the Bank has approved this Second Amendment.

NOW, THEREFORE, in consideration of the foregoing premises, the Bank hereby amends the Plan as follows:

1. Section 2.3 of the Plan is hereby amended and restated to read in its entirety as follows:

“2.3 Termination of Participation. A Participant’s continued participation in this Plan shall be at the Bank’s discretion. In the event that the Bank decides to maintain the Policy after the Participant’s termination of participation in the Plan, the Bank shall be the direct beneficiary of the entire death proceeds of the Policy.”

2. Section 4.2.2 of the Plan is hereby amended and restated to read in its entirety as follows:

“4.2.2 Death After Change in Control. If a Participant dies while employed by the Bank but after a Change in Control occurs, the Participant’s beneficiary shall be entitled to a benefit equal to one and one-half (1 1⁄2) times the deceased Participant’s Base Annual Salary at the date of death.”

3. Capitalized terms not otherwise defined in this Second Amendment shall have the meanings ascribed to them in the Plan.

4. All other provisions of the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, this Second Amendment has been executed as of the date first written above.

THE FARMERS NATIONAL BANK OF EMLENTON

By:	/s/ William C. Marsh
Name:	William C. Marsh
Title:	Chairman, President and Chief Executive Officer

BY EXECUTION HEREOF, Emclaire Financial Corp. consents to and agrees to be bound by the terms and conditions of the Plan as amended.

EMCLAIRE FINANCIAL CORP.

By:	/s/ William C. Marsh
Name:	William C. Marsh
Title:	Chairman, President and Chief Executive Officer

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